Term deposits	12 Months Ended
Mar. 31, 2020
Term deposits
Term deposits

23.  Term deposits

	March 31,
	2019	2020
Fixed deposits with banks	1,029,533	755,324
Total	1,029,533	755,324
Non-current	23,548	800
Current	1,005,985	754,524
Total	1,029,533	755,324

Term deposits as on March 31, 2020, include INR 633,323  (March 31, 2019: INR 1,010,328) pledged with banks against bank guarantees and credit card facility (Refer to Note 32). Tenure for term deposits range from 1 year to 2 years.